UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end:  December 31, 2009

Date of reporting period:  December 31, 2009

Item 1. Reports to Stockholders.

Capital Advisors
growth fund

Annual Report

December 31, 2009

CAPITAL ADVISORS GROWTH FUND

January 20, 2010

Dear Shareholder,

When we reflect on 2009 from an economic and investment perspective, the most significant lesson learned for the research team at the Capital Advisors Growth Fund may be a heightened respect for the power of monetary and fiscal policy to support asset prices.  To put it bluntly, we misjudged this issue early in the year, and it cost us in terms of potential returns that might have been achieved had we positioned the Fund’s portfolio more aggressively throughout the year.

When the magnitude of monetary and fiscal stimulus approached a previously inconceivable 30% of Gross Domestic Product (GDP) early in the year we found ourselves asking, “How bad must things be to warrant such actions from our primary economic policy makers?”  At the time this felt like a sensible mindset considering that the average government response to the previous 10 recessions of the post-WWII era had been stimulus equal to just 2.9% of GDP, and it summed to just 8.3% of GDP in response to the Great Depression – high in comparison to the long-term norm, but less than one-third of the scale being applied to the financial crisis of 2008-091.

In hindsight we should have been asking, “Where might this massive government stimulus reflect itself first in the asset markets?”  The answer, we now know, was in the stocks of companies that might have gone bust had such stimulus failed to materialize.

The government’s role as the cavalry arriving to save the financial Csystem when it seemed on the brink of failure helps to explain the widest performance divergence on record between low-quality stocks and high-quality stocks in 2009, according to Ford Equity Research (FER).  FER rates the financial quality of stocks based on factors like company size, debt level, earnings history and industry stability.  Out of approximately 4,000 stocks in the FER database those in the bottom fifth in terms of quality outperformed the highest quintile stocks by 85 percentage points between March and November of 2009, the widest disparity ever during the early phase of a market recovery since FER began its calculations in 1970.

Thus the “action” in 2009 was in stocks like Sanmina-SCI, a debt-laden technology services company that lost money in six of the past eight years, whose stock advanced 800 percent from its low on March 9 through the end of the year. Meanwhile a company like Wal-Mart, with its entrenched competitive advantages, Fort Knox-like balance sheet and multi-decade
__________
1
Sources:  Federal Reserve, Congressional Budget Office, Grant’s Interest Rate Observer.  Stimulus as a percent of GDP represents the sum of the change in the budget deficit and the size of the Fed’s balance sheet as a percent of GDP.

CAPITAL ADVISORS GROWTH FUND

record of consistent profit growth, saw a paltry 15 percent bounce in its stock over the same time period.

Investing carefully did not pay off in 2009 relative to more aggressive strategies, but the opposite may prove true in 2010 and beyond.  More on this subject later…

WALKING A TIGHTROPE WITHOUT A NET…

Handicapping the markets in 2010 seems particularly challenging because the outcome may be heavily dependent on the path of government policy to unwind the massive stimulus programs that were enacted over the past two years.  Commentators like to compare the challenge facing our policy makers to walking a tightrope…if they remove the stimulus too quickly the economy might slip back into recession; remove it too slowly and inflation might take root.

What is less widely discussed is the notion that our policy makers must execute this proverbial tightrope walk without a net!  This is the more important issue for investors because of its likely impact on valuation and volatility in the asset markets for the next several years.

The reason we suggest that financial markets might be operating “without a net” is because our national balance sheet has been stretched too far to be repaired through fiscal restraint within the timeframe of a single business cycle.  We refer again to the “typical” government response to recessions, which has been stimulus on the order of 3% of GDP.  Unwinding a stimulus program of this magnitude is relatively easy during the expansion phase of a business cycle since most expansions are strong enough to absorb a headwind on the order of 1% of GDP per annum for a few years (in this example a three-year expansion would be sufficient to “re-set” the national balance sheet to its pre-recession state).

Stimulus as a % of GDP
1929 - 2009

Source:  Grant’s Interest Rate Observer

CAPITAL ADVISORS GROWTH FUND

But notice what happens when the stimulus program reaches 30% of GDP, as is the case today for the United States.  No single economic expansion can absorb the magnitude of restraint needed to completely re-set the national balance sheet.  As a consequence it seems likely that the next economic contraction or financial panic may arrive before our policy makers can reload the fiscal and monetary weapons they need to fight back.  Indeed the next several contractions may prove “inconvenient” from a timing perspective because of the many years that might be needed to fully rebuild our nation’s capacity to absorb another shock.

IMPLICATIONS FOR THE STOCK MARKET…

To the extent that investors come to believe the safety net beneath the economy may be full of holes their behavior seems likely to change.  Imagine driving a car with no seat belt and a sharp spear protruding from the steering wheel toward your chest.  The probability of an accident may be no different than normal in such a vehicle, but the possible consequences of a collision have changed dramatically.

The weakened state of our national balance sheet suggests that the possible consequences of the next recession, financial panic, or geopolitical shock may have changed for the worse.  If so, investors’ perceptions about the riskiness of various asset markets might change relative to the standards of the last 25-years.  This issue may be particularly relevant to the stock market in coming years.

We believe a shift toward greater risk aversion among investors may already be under way.  If so, there are two primary implications for the stock market.  First, investors may prefer to hold a lower allocation to stocks in their portfolios (you would drive more slowly with a spear in front of your chest), and second, investors may sell stocks more quickly in response to future bumps in the road (you would pull over at the sight of one raindrop in a car adorned with a spear).  Two likely outcomes from such a shift in investor attitudes would be a lower valuation for the stock market (i.e. a lower average price-to-earnings (P/E) ratio over time) and higher volatility during periods of stress.

CAN STOCKS BECOME LESS POPULAR?

In November of 2008 the “normalized” price-to-earnings ratio2 for the U.S. stock market dropped below its long-term average of 16.4 for the first time in the preceding 17-years dating back to January 1991.  This 17-year run of
__________
2
We referred to the work of Robert Shiller of Yale University to document the “Normalized” price-to-earnings ratio for the stock market.  Professor Shiller has calculates the P/E10 for the U.S. stock market, or price divided by trailing 10-year earnings, adjusted for inflation, on a monthly basis dating back to 1880.  Source: www.econ.yale.edu/~shiller.

CAPITAL ADVISORS GROWTH FUND

above-average valuation for stocks was preceded by 17-years of below-average valuation between 1973 and 1990.  The fact that both of these valuation cycles lasted for 17-years is mere coincidence, in our opinion, but the existence of these cycles is anything but.  Indeed, a glance at the chart below suggests that multi-year cycles of above-average and below-average valuation have been the norm for stocks throughout history.

Stock Market “Normalized” P/E Ratio
1880 - 2009

Source:  www.econ.yale.edu/~shiller

Cycles of stock market valuation have been “sticky” in the past because shifts in investors’ beliefs about stocks evolve in a rhythm that takes years to play out.  When investors’ recent experience in the stock market has been favorable and the risk of losing money is perceived to be low, stock prices drift higher in relation to fundamentals like earnings and dividends.  Conversely, when recent experience has been unfavorable and risks are perceived to be high, investors demand a greater margin of safety from stocks in the form of a lower price-to-earnings ratio and a higher dividend yield.

If history repeats in the years to come stocks would just now be entering a new cycle of below-average valuation.  At Capital Advisors we believe this is indeed the case, and our perspective on this issue has implications for the Fund’s investment strategy.  Specifically, we believe it is important to emphasize stocks that trade at a below-average price-to-earnings ratio and offer an attractive dividend yield, so that many stocks in the Fund might “already be there” if the aggregate valuation for the stock market drifts lower over time.

CAPITAL ADVISORS GROWTH FUND

This does not mean we will ignore exciting growth stocks when we find them just because the P/E ratio looks high, or the dividend is too low.  Indeed, we will describe a compelling opportunity the Fund is pursuing in the technology sector further down in this report.

ECONOMIC OUTLOOK IN 2010…

An objective reading of the data as of January 2010 suggests the economy is recovering.  We appear to be in the sweet-spot of the cycle where the risk of deflation is off the table, yet inflationary pressures are still restrained.  The recovery looks sustainable for the next few quarters, at least.

The challenge is that economic cycles keep moving, so it is difficult to know whether inflation or deflation might be the bigger risk two years from now.  This is a dilemma for investors and government policy makers alike.  If the economy slips back into recession in relatively short order it might allow deflation to gain traction.  If the Fed keeps monetary policy too loose for too long inflation might surge higher.  Either way, these are more likely to be issues in 2011 or 2012.  The near-term outlook for the economy seems constructive – positive GDP for the next couple of quarters and a gradual improvement in the employment picture.

INVESTMENT STRATEGY FOR 2010…

Asset markets should remain stable while the economy passes through the sweet-spot of its cycle over the next few quarters.  Even so, investors should expect lower returns from stocks in 2010 since much of the recovery seems to be priced into the markets at this point.  Two exceptions may be large, “blue-chip” stocks and technology companies associated with the expansion of the wireless internet.

OPPORTUNITIES IN “BLUE CHIPS”…

We believe blue chip stocks represent one of the least exploited investment opportunities around right now.  Many dominant global companies like Abbott Labs, AT&T, General Electric, IBM, Kraft Foods, Microsoft, Procter & Gamble and Wal-Mart have seen their share prices stagnate for a decade, or more, while the scope and value of their businesses marched steadily higher. As a consequence many of these stocks look cheap, even after the recent surge in the overall stock market.

With established operations throughout the world, including the faster growing emerging markets, blue-chip stocks should participate in the economic recovery that seems underway as we begin the new year.  More importantly, perhaps, these stocks seem well positioned for longer-term risks that might emerge by 2011 and beyond, since many blue chip stocks already trade at valuation levels more characteristic of market bottoms than market tops.

CAPITAL ADVISORS GROWTH FUND

The table below includes 11 stocks held in the Fund as of January 28, 2010 that meet the criteria described here.  Notice that this basket of stocks paid an average dividend yield over the past 12-months of 4.25%, at a time when the 5-year U.S. Treasury Note yields just 2.41%.  Comparing each stock price to its consensus earnings estimate for 2010 produces an average forward P/E ratio for the group of just 11.2.  Historically, high quality stocks that pay attractive dividends have provided good returns for investors who accumulate these kinds of stocks at a low valuation level.  We consider 4.25% to be a very attractive dividend yield in today’s ultra-low interest rate environment, and we believe a forward P/E ratio of 12 or less is cheap for a basket of high-quality stocks such as these.

	Stock Price	12-Mo.	2010 Cons.	2010
Company	on 1-28-10	Dividend Yield	Earnings Estimate	Est. P/E
Abbot Labs	$53.95	2.97%	$4.19	12.9
AT&T	$25.54	6.47%	$2.24	11.4
Eli Lilly	$35.75	5.49%	$4.74	7.5
Exelon	$45.96	4.57%	$3.79	12.1
IBM	$123.75	1.74%	$11.12	11.1
Kimberly Clark	$59.11	4.06%	$4.97	11.9
Kraft Foods	$28.04	4.14%	$2.19	12.8
Marsh Mac	$21.71	3.69%	$1.75	12.4
Total ADR	$58.02	5.65%	$7.19	8.1
Vodafone ADR	$21.64	5.93%	$2.34	9.2
Wal-Mart	$52.61	2.07%	$3.94	13.4
Average		4.25%		11.2

Sources:  Bloomberg; Zack’s

THE MOBILE INTERNET…

To the extent that blue chip stocks look like a value opportunity in the stock market today, the mobile internet looks like a place to go for growth.  We believe the development of the mobile internet may represent the next significant transformation in the technology sector comparable to past cycles like the mainframe in the 1960s, mini computing in the 1970s, personal computing (PCs) in the 1980s, and the desktop internet in the 1990s.  If the expansion of the mobile internet evolves like these previous technology cycles significant wealth may be created by companies that carve out leading positions during the transformation.  Examples from previous technology cycles include IBM from the mainframe era, Digital Equipment in mini computing, Microsoft in PCs, and Cisco from the desktop internet cycle.3
__________
3
The concept of the four major technology transformations described here was developed by the global technology research team at Morgan Stanley in a document made available to the public at www.ms.com/techresearch.

CAPITAL ADVISORS GROWTH FUND

We believe Apple and Google are currently the two best positioned companies for the mobile internet cycle.  Both stocks are included in the Fund today.

In the case of Apple, its iPhone platform of internet enabled “smart” phones produced the fastest ramp-up of a new technology device in history.  The number of applications available on Apple’s iPhone platform is 7-times greater than its nearest competitor – Google, while the number of applications available on Google’s Android platform is 2.5-times greater than the third place player – Nokia.4  In past technology cycles, the products with the most/best applications have usually won the majority market share, so the odds would seem to favor Apple and Google for leadership positions in the mobile device marketplace as it expands in coming years.

Other companies that seem well positioned to participate in some aspect of the mobile internet include Cisco in network infrastructure, Intel in microprocessors, and AT&T and Vodafone among wireless carriers.  The Fund holds positions in each of these stocks as well.

Beyond the stocks listed here there are dozens more that we are tracking closely.  Some we don’t own in the Fund due to valuation concerns.  With others we are still doing the work needed to understand their business models, competitive positions and valuation metrics.  Regardless of the mix of stocks the Fund may own at any given time, shareholders should expect the mobile internet to be well represented in the Fund’s portfolio for the next few years at least.
__________
4	Source: Morgan Stanley, ComScore

CAPITAL ADVISORS GROWTH FUND

PERFORMANCE

The following data summarizes the Fund’s performance over various holding periods in comparison to relevant benchmarks:

Periods Ending December 31, 2009 (%)

		Russell 1000®
	Fund	Growth	S&P 500®
6-Months	16.15	23.03	22.59
12-Months	21.64	37.21	26.46
3-Years	-0.99	-1.89	-5.63
5-Years	1.81	1.63	0.42
10-Years	-2.56	-3.99	-0.95
Inception (12-31-99)	-2.56	-3.99	-0.95
Gross Expense Ratio: 2.19%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-866-205-0523.

The Fund imposes a 2.00% redemption fee if shares are redeemed within 7 days of purchase. Performance data does not reflect the redemption fee. If it had, returns would be reduced.

FUND HOLDINGS

The ten largest holdings in the Fund as of December 31, 2009 were as follows:

Security	No. Shares	Cost/Share	Market/Share	Portfolio %
Wal-Mart	12,630	$49.84	$53.45	3.4
Monsanto	7,800	71.06	81.75	3.2
Exelon	12,960	47.49	48.87	3.2
Google	1,005	322.52	619.98	3.1
Procter & Gamble	10,000	62.10	60.63	3.0
Intel	29,190	19.61	20.40	3.0
Quest Diagnostics	9,700	53.46	60.38	2.9
Novartis ADR	10,720	47.61	54.43	2.9
Yum Brands	15,720	34.26	34.97	2.7
Microsoft	17,890	24.77	30.49	2.7

Of the 39 common stocks held by the Fund as of December 31, 2009, the 10 largest holdings represented 33.17% of total assets.  The Fund held 9.40% of its assets in interest bearing cash reserves as of December 31, 2009.

CAPITAL ADVISORS GROWTH FUND

IN SUMMARY…

The Capital Advisors Growth Fund is currently executing a growth strategy for turbulent times.  We liken the current market climate to walking a tight rope without a net because the capacity for government policy to support the economy during its next setback – whatever form that setback might take – may have been exhausted by the financial panic of 2008-09.

In response to downside risks that seem possible over the next several years we have developed a barbell approach to constructing the Fund’s portfolio.  At one end of the barbell is a commitment to high-quality stocks that trade at low multiples of earnings and offer above-average dividend yields.  Our goal is to accumulate a portfolio of blue chip stocks that might survive a cycle of shrinking P/E ratios in the stock market without losing significant principal value, while offering attractive upside potential if valuation metrics in the stock market are “normal” or better in 3-to-5 years.

The other end of the barbell involves stocks we believe are positioned to grow with the expansion of the mobile internet.  We believe the mobile internet represents the fifth major technology cycle of the last half-century, and we expect the stock market value that might be created from the mobile internet can be every bit as large as the previous four transformations, if not larger.

As always, we appreciate the trust you have placed with the Capital Advisors Growth Fund.

Keith C. Goddard, CFA	Channing S. Smith, CFA
Chief Investment Officer/	Portfolio Manager
Portfolio Manager	Capital Advisors Growth Fund
Capital Advisors Growth Fund	Managing Director,
President & CEO, Capital Advisors, Inc.	Capital Advisors, Inc.

Investment performance reflects voluntary fee waivers in effect.  In the absence of such waivers, total return would be reduced.

Opinions expressed are those of Keith C. Goddard and Channing S. Smith, and are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.

The S&P 500® Index is an unmanaged, capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

CAPITAL ADVISORS GROWTH FUND

The Russell 1000® Growth Index is a market-cap weighted index of common stocks incorporated in the U.S. and its territories.  This index measures the performance of companies within the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values.  Indices are not available for direct investment and do not incur expenses.

Fund holdings and/or sector weightings are subject to change and should not be considered a recommendation to buy or sell a security.  For a complete list of fund holdings, please refer to the Schedule of Investments in this report.

Growth stocks typically are more volatile that value stocks, however, value stocks have a lower expected growth rate in earnings and sales.  The Fund is non-diversified, meaning it concentrates its assets in fewer individual holdings than a diversified fund.  Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.

The term “price-earnings ratio (“P/E”)”, when used in this letter, refers to a frequently utilized metric for measuring valuation in the stock market.  A stock with a high P/E ratio might be considered expensive relative to a stock with a low P/E ratio.  The figure is calculated by dividing a company’s stock price by its earnings per share.

The term “earnings per share,” when used in this letter, refers to a commonly utilized measurement of company profits.  It is calculated by dividing a company’s net income by its common shares outstanding.

Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding.

Dividend yield is the yield a company pays out to its shareholders in the form of dividends. It is calculated by taking the amount of dividends paid per share over the course of a year and dividing by the stock’s price.

Must be preceded or accompanied by a current prospectus.  Please read it carefully before you invest.

The Fund is distributed by Quasar Distributors, LLC. 01/10

CAPITAL ADVISORS GROWTH FUND

Comparison of the change in value of a $10,000 investment in the
Capital Advisors Growth Fund versus the S&P 500® Index
and the Russell 1000® Growth Index.

	Average Annual Total Return1
	One Year	Five Year	Ten Year
Capital Advisors Growth Fund	21.64%	1.81%	-2.56%
S&P 500® Index	26.46%	0.42%	-0.95%
Russell 1000® Growth Index	37.21%	1.63%	-3.99%
Total Annual Fund Operating Expenses: 2.19%

Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-205-0523.

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares. Indices do not incur expenses and are not available for investment.  Performance data shown does not reflect the 2.00% redemption fee imposed on shares held for 7 days or less.  If it did, total returns would be reduced.

1	Average Annual Total Return represents the average change in account value over the periods indicated.

The S&P 500® Index is an unmanaged, capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

The Russell 1000® Growth Index is a market-cap weighted index of common stocks incorporated in the U.S. and its territories. This index measures the performance of companies within the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values.

CAPITAL ADVISORS GROWTH FUND

EXPENSE EXAMPLE at December 31, 2009 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/09 – 12/31/09).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.25% per the advisory agreement as of May 1, 2009. Prior to May 1, 2009, actual net expenses were limited to 1.50% per the advisory agreement. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The example below includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is

CAPITAL ADVISORS GROWTH FUND

EXPENSE EXAMPLE at December 31, 2009 (Unaudited), Continued

useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	7/1/09	12/31/09	7/1/09 – 12/31/09*
Actual	$1,000.00	$1,161.50	$6.81
Hypothetical (5% return	$1,000.00	$1,018.10	$7.17
before expenses)

*
Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

CAPITAL ADVISORS GROWTH FUND

INDUSTRY ALLOCATION OF PORTFOLIO ASSETS – December 31, 2009 (Unaudited)

Percentages represent market value as a percentage of total investments.

CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at December 31, 2009

Shares	COMMON STOCKS - 90.69%	Value
	Biotechnology - 1.60%
18,210	Alnylam Pharmaceuticals, Inc.*	$320,860

	Capital Markets - 2.31%
10,630	State Street Corp.	462,830

	Chemicals - 3.18%
7,800	Monsanto Co.	637,650

	Communications Equipment - 2.00%
16,780	Cisco Systems, Inc.*	401,713

	Computers & Peripherals - 3.60%
1,500	Apple, Inc.*	316,290
3,100	International Business Machines Corp.	405,790
		722,080

	Consumer Discretionary - 2.36%
19,570	CarMax, Inc.*	474,573

	Diversified Financial Services - 2.03%
26,990	Bank of America Corp.	406,469

	Diversified Telecommunication Services - 2.02%
14,430	AT&T, Inc.	404,473

	Food & Staples Retailing - 5.75%
17,140	Sysco Corp.	478,892
12,630	Wal-Mart Stores, Inc.	675,074
		1,153,966

	Food Products - 3.45%
7,400	H.J. Heinz Co.	316,424
13,800	Kraft Foods, Inc. - Class A	375,084
		691,508

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at December 31, 2009, Continued

Shares		Value
	Health Care Providers & Services - 4.97%
6,600	McKesson Corp.	$412,500
9,700	Quest Diagnostics, Inc.	585,686
		998,186

	Hotels, Restaurants & Leisure - 2.74%
15,720	Yum! Brands, Inc.	549,728

	Household Products - 4.83%
5,700	Kimberly-Clark Corp.	363,147
10,000	Procter & Gamble Co.	606,300
		969,447

	Industrial Conglomerates - 2.28%
30,300	General Electric Co.	458,439

	Information Retrieval Services - 3.11%
1,005	Google, Inc. - Class A*	623,080

	Insurance - 4.55%
154	Berkshire Hathaway, Inc. - Class B*	506,044
18,400	Marsh & McLennan Companies, Inc.	406,272
		912,316

	IT Services - 2.49%
16,310	Paychex, Inc.	499,738

	Metals & Mining - 1.65%
7,000	Newmont Mining Corp.	331,170

	Oil & Gas - 4.25%
11,300	Suncor Energy, Inc.#	399,003
7,080	Total SA - ADR	453,403
		852,406

	Pharmaceuticals - 11.38%
6,700	Abbott Laboratories	361,733
10,900	Eli Lilly & Co.	389,239

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at December 31, 2009, Continued

Shares		Value
	Pharmaceuticals - 11.38%, Continued
10,020	Genzyme Corp.*	$491,080
10,720	Novartis AG - ADR	583,490
11,500	Perrigo Co.	458,160
		2,283,702

	Professional Services - 2.11%
9,000	FTI Consulting, Inc.*	424,440

	Scientific Instruments - 2.27%
9,550	Thermo Fisher Scientific, Inc.*	455,440

	Semiconductors & Semiconductor Equipment - 2.97%
29,190	Intel Corp.	595,476

	Software - 2.72%
17,890	Microsoft Corp.	545,466

	Specialty Retail - 4.68%
18,200	Home Depot, Inc.	526,526
15,420	PetSmart, Inc.	411,560
		938,086

	Utilities - 3.16%
12,960	Exelon Corp.	633,355

	Wireless Telecommunication Services - 2.23%
19,400	Vodafone Group Plc - ADR	447,946
	Total Common Stocks (Cost $16,262,130)	18,194,543

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at December 31, 2009, Continued

Shares	SHORT-TERM INVESTMENTS - 11.45%	Value
2,297,285	Fidelity Institutional Money Market
	Government Portfolio, Class I, 0.03%†
	(Cost $2,297,285)	$2,297,285
	Total Investments in Securities
	(Cost $18,559,415) - 102.14%	20,491,828
	Liabilities in Excess of Other Assets - (2.14)%	(428,464)
	Net Assets - 100.00%	$20,063,364

*	Non-income producing security.
#	U.S. traded security of a foreign issuer.
†	Rate shown is the 7-day yield as of December 31, 2009.
ADR - American Depository Receipt

CAPITAL ADVISORS GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES at December 31, 2009

ASSETS
Investments in securities, at value
(identified cost $18,559,415)	$20,491,828
Receivables
Dividends and interest	30,771
Prepaid expenses	6,180
Total assets	20,528,779

LIABILITIES
Payables
Securities purchased	409,637
Fund shares redeemed	8,053
Due to advisor	5,336
Audit fees	18,200
Shareholder reporting	2,191
Transfer agent fees and expenses	5,097
Fund accounting fees	5,206
Distribution fees	4,224
Administration fees	3,379
Custody fees	1,004
Chief Compliance Officer fee	1,081
Accrued other expenses	2,007
Total liabilities	465,415

NET ASSETS	$20,063,364

Net asset value, offering and redemption price per share
[$20,063,364/1,307,889 shares outstanding;
unlimited number of shares (par value $0.01) authorized]	$15.34

COMPONENTS OF NET ASSETS
Paid-in capital	$24,976,739
Accumulated net realized loss on investments	(6,845,788)
Net unrealized appreciation on investments	1,932,413
Net assets	$20,063,364

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

STATEMENT OF OPERATIONS For the year ended December 31, 2009

INVESTMENT INCOME
Income
Dividends (net of foreign tax withheld of $12,291)	$296,395
Interest	3,446
Total income	299,841

Expenses
Advisory fees (Note 4)	112,136
Distribution fees (Note 5)	37,379
Administration fees (Note 4)	32,302
Fund accounting fees (Note 4)	20,424
Transfer agent fees and expenses (Note 4)	18,607
Audit fees	18,201
Registration fees	9,271
Legal fees	8,649
Chief Compliance Officer fee (Note 4)	6,918
Shareholder reporting	6,139
Trustee fees	6,025
Custody fees (Note 4)	3,862
Miscellaneous fees	3,714
Insurance	3,492
Total expenses	287,119
Less: advisory fee waiver (Note 4)	(90,232)
Net expenses	196,887
Net investment income	102,954

REALIZED AND UNREALIZED
GAIN/(LOSS) ON INVESTMENTS
Net realized loss from investments	(324,954)
Net change in unrealized appreciation on investments	3,349,148
Net realized and unrealized gain on investments	3,024,194
Net Increase in Net Assets
Resulting from Operations	$3,127,148

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$102,954	$11,570
Net realized loss from investments	(324,954)	(1,181,352)
Net change in unrealized
appreciation/(depreciation)
on investments	3,349,148	(3,332,958)
Net increase/(decrease) in net
assets resulting from operations	3,127,148	(4,502,740)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(107,245)	(7,442)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	4,811,166	1,314,610
Total increase/(decrease)
in net assets	7,831,069	(3,195,572)

NET ASSETS
Beginning of year	12,232,295	15,427,867
End of year	$20,063,364	$12,232,295
Includes undistributed net
investment income of	$—	$4,127

(a)	A summary of share transactions is as follows:

	Year Ended		Year Ended
	December 31, 2009		December 31, 2008
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	617,399	$8,365,760	234,284	$3,266,524
Shares issued in
reinvestment of
distributions	6,995	105,689	592	7,402
Shares redeemed*	(281,558)	(3,660,283)	(128,698)	(1,959,316)
Net increase	342,836	$4,811,166	106,178	$1,314,610
* Net of redemption fees of		$5		$106

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout the year

	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value,
beginning of year	$12.68	$17.96	$15.90	$14.87	$14.11
Income from
investment operations:
Net investment
income/(loss)	0.09 ^	0.01 ^	(0.03)	(0.06)	(0.12)
Net realized and
unrealized gain/(loss)
on investments	2.65	(5.28)	2.09	1.09	0.88
Total from investment
operations	2.74	(5.27)	2.06	1.03	0.76

Less distributions:
From net
investment income	(0.08)	(0.01)	—	—	—
Total distributions	(0.08)	(0.01)	—	—	—
Redemption fees retained	0.00 ^#	0.00 ^#	—	—	—
Net asset value,
end of year	$15.34	$12.68	$17.96	$15.90	$14.87

Total return	21.64%	-29.35%	12.96%	6.93%	5.39%

Ratios/supplemental data:
Net assets, end of
year (thousands)	$20,063	$12,232	$15,428	$16,251	$16,759

Ratio of expenses to
average net assets:
Before expense waiver	1.92%	2.11%	1.89%	1.88%	1.88%
After expense waiver	1.32%†	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income/
(loss) to average net assets:
Before expense waiver	0.09%	(0.52%)	(0.54%)	(0.72%)	(1.18%)
After expense waiver	0.69%	0.09%	(0.15%)	(0.34%)	(0.80%)
Portfolio turnover rate	78.54%	83.95%	78.78%	72.95%	80.37%

^	Based on average shares outstanding.
#	Amount is less than $0.01.
†	Effective May 1, 2009, the Advisor contractually agreed to lower the net annual operating expense limit to 1.25%.

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2009

NOTE 1 - ORGANIZATION

The Capital Advisors Growth Fund (the “Fund”) is a series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (“1940 Act”) as a non-diversified, open-end management investment company.  The Fund began operations on January 1, 2000.  The investment objective of the Fund is to seek long-term growth of capital.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2006 – 2008, or expected to be taken in the Fund’s 2009 tax return.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Arizona; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions, Income and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2009, Continued

The Fund distributes substantially all net investment income, if any, and net realized gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period.  Actual results could differ from those estimates.

E.	Redemption Fee: The Fund charges a 2.00% redemption fee to shareholders who redeem shares held 7 days or less. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

F.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

For the year ended December 31, 2009, the Fund made the following reclassifications:

Undistributed Net	Accumulated Net	Paid-in
Investment Loss	Realized Loss	Capital
$164	$(46)	$(118)

G.
Derivatives: The Fund has adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification (“FASB ASC”).  The Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

During the year ended December 31, 2009, the Fund did not hold any derivative instruments.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2009, Continued

H.
Events Subsequent to the Fiscal Year End: The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  In addition, the Fund is required to disclose the date through which subsequent events have been evaluated.

Management has evaluated fund related events and transactions that occurred subsequent to December 31, 2009, through February 26, 2010, the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

NOTE 3 - SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2009, Continued

Equity Securities:  Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price. Investments in other mutual funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available or if the closing price doesn’t represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  Depending on the relative significance of the valuation inputs, these securities may be classified in either level 2 or level 3 of the fair value hierarchy.

Short-Term Notes:  Short-term notes having a maturity of less than 60 days are valued at amortized cost, which approximates market value.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of December 31, 2009:

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2009, Continued

	Level 1	Level 2	Level 3	Total
Equity
Consumer Discretionary	$1,962,387	$—	$—	$1,962,387
Consumer Staples	2,814,921	—	—	2,814,921
Energy	852,406	—	—	852,406
Financials	1,781,615	—	—	1,781,615
Health Care	4,058,188	—	—	4,058,188
Industrials	882,879	—	—	882,879
Information Technology	3,387,553	—	—	3,387,553
Materials	968,820	—	—	968,820
Telecommunication Services	852,419	—	—	852,419
Utilities	633,355	—	—	633,355
Total Equity	18,194,543	—	—	18,194,543
Short-Term Investments	2,297,285	—	—	2,297,285
Total Investments in Securities	$20,491,828	$—	$—	$20,491,828

New Accounting Pronouncement: In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements.  Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.  Management is currently evaluating the impact ASU No. 2010-06 will have on its statement disclosures.

NOTE 4 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended December 31, 2009, Capital Advisors, Inc. (the “Advisor”) provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.75% based upon the average daily net assets of the Fund.  For the year ended December 31, 2009, the Fund incurred $112,136 in advisory fees.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2009, Continued

The Fund is responsible for its own operating expenses.  Effective May 1, 2009, the Advisor has contractually agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses to 1.25% (previously 1.50%) of average daily net assets.  Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For the year ended December 31, 2009, the Advisor reduced its fees in the amount of $90,232; no amounts were reimbursed to the Advisor.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $228,999 at December 31, 2009.  Cumulative expenses subject to recapture expire as follows:

Year	Amount
2010	$58,826
2011	79,941
2012	90,232
$228,999

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.

For the year ended December 31, 2009, the Fund incurred $32,302 in administration fees.

U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as the fund accountant and transfer agent to the Fund.  U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian.  For the year ended December 31, 2009, the Fund incurred $20,424, $12,000, and $3,862 in fund accounting,

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2009, Continued

transfer agency (excluding out-of-pocket expenses), and custody fees, respectively.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are also employees of the Administrator.

For the year ended December 31, 2009, the Fund was allocated $6,918 of the Chief Compliance Officer fee.

NOTE 5 - DISTRIBUTION COSTS

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the Fund’s average daily net assets annually. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  Pursuant to a distribution coordination agreement adopted under the Plan, distribution fees are paid to the Advisor as “Distribution Coordinator”.  For the year ended December 31, 2009, the Fund paid the Distribution Coordinator $37,379.

NOTE 6 - PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2009, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $15,635,426 and $9,344,281, respectively.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2009, Continued

NOTE 7 - INCOME TAXES

The tax character of distributions paid during the years ended December 31, 2009 and December 31, 2008 were as follows:

	2009	2008
Ordinary income	$107,245	$7,442

As of December 31, 2009, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments	$18,559,415
Gross tax unrealized appreciation	2,249,562
Gross tax unrealized depreciation	(317,149)
Net tax unrealized appreciation	1,932,413
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	—
Other accumulated gains/losses	(6,845,788)
Total accumulated earnings/(losses)	$(4,913,375)

At December 31, 2009, the Fund had a capital loss carryforward of $6,835,184 which expires as follows:

Year	Amount
2010	$5,043,096
2011	296,341
2016	162,105
2017	1,333,642
$6,835,184

At December 31, 2009, the Fund deferred, on a tax-basis, post-October losses of $10,604.

CAPITAL ADVISORS GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of
Capital Advisors Growth Fund

We have audited the accompanying statement of assets and liabilities of the Capital Advisors Growth Fund, a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.   These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.   Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Capital Advisors Growth Fund as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 26, 2010

CAPITAL ADVISORS GROWTH FUND

NOTICE TO SHAREHOLDERS at December 31, 2009 (Unaudited)

For the year ended December 31, 2009, the Capital Advisors Growth Fund designated $107,245 as ordinary income for purposes of the dividends paid deduction.

For the year ended December 31, 2009, certain dividends paid by the Capital Advisors Growth Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from net investment income designated as qualified dividend income was 100.0%.

For corporate shareholders in the Capital Advisors Growth Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended December 31, 2009 was 100.0%.

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-205-0523 or on the SEC’s website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2009

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-205-0523.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Fund’s Form N-Q is also available by calling 1-866-205-0523.

CAPITAL ADVISORS GROWTH FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

		Term of		Number of
		Office		Portfolios
	Position	and	Principal	in Fund
	Held	Length	Occupation	Complex	Other
Name, Address	with the	of Time	During Past	Overseen by	Directorships
and Age	Trust	Served	Five Years	Trustee(2)	Held

Independent Trustees(1)

Michael D. LeRoy	Trustee	Indefinite	President, Crown	1	Independent
(age 62, dob 8/14/1947)		term	Capital Advisors,		Trustee from
615 E. Michigan Street		since	LLC (financial		2004 to
Milwaukee, WI 53202		December	consulting firm)		12/1/2008,
		2008.	(2000 to present).		Bjurman, Barry
Funds (3
portfolios);
Independent
Trustee from
12/1/2008 to
5/1/2009, B.B.
Funds (1
portfolio);
Director,
Wedbush Bank.

Donald E. O’Connor	Trustee	Indefinite	Retired; former	1	Trustee, The
(age 73, dob 6/18/1936)		term	Financial Consultant		Forward Funds
615 E. Michigan Street		since	and former Executive		(35 portfolios).
Milwaukee, WI 53202		February	Vice President and
		1997.	Chief Operating
Officer of ICI Mutual
Insurance Company
(until January 1997).

George J. Rebhan	Trustee	Indefinite	Retired; formerly	1	Independent
(age 75, dob 7/10/1934)		term	President, Hotchkis		Trustee from
615 E. Michigan Street		since	and Wiley Funds		1999 to 2009,
Milwaukee, WI 53202		May 2002.	(mutual funds)		E*TRADE
			(1985 to 1993).		Funds.

George T. Wofford	Trustee	Indefinite	Retired; formerly	1	None.
(age 70, dob 10/8/1939)		term	Senior Vice
615 E. Michigan Street		since	President, Federal
Milwaukee, WI 53202		February	Home Loan Bank
		1997.	of San Francisco.
Interested Trustee

Joe D. Redwine(3)	Interested	Indefinite	President, CEO,	1	None.
(age 62, dob 7/9/1947)	Trustee	term	U.S. Bancorp Fund
615 E. Michigan Street		since	Services, LLC
Milwaukee, WI 53202		September	(May 1991
		2008.	to present).

CAPITAL ADVISORS GROWTH FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of
Office
	Position	and	Principal
	Held	Length	Occupation
Name, Address	with the	of Time	During Past
and Age	Trust	Served	Five Years

Officers

Joe D. Redwine	Chairman	Indefinite	President, CEO, U.S. Bancorp Fund Services, LLC
(age 62, dob 7/9/1947)	and Chief	term	(May 1991 to present).
615 E. Michigan Street	Executive	since
Milwaukee, WI 53202	Officer	September
2007.

Douglas G. Hess	President	Indefinite	Vice President, Compliance and Administration,
(age 42, dob 7/19/1967)	and	term	U.S. Bancorp Fund Services, LLC
615 E. Michigan Street	Principal	since	(March 1997 to present).
Milwaukee, WI 53202	Executive	June
	Officer	2003.

Cheryl L. King	Treasurer	Indefinite	Assistant Vice President, Compliance and
(age 48, dob 8/27/1961)	and	term	Administration, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street	Principal	since	(October 1998 to present).
Milwaukee, WI 53202	Financial	December
	Officer	2007.

Michael L. Ceccato	Vice	Indefinite	Vice President, U.S. Bancorp Fund Services, LLC
(age 52, dob 9/11/1957)	President,	term	(February 2008 to present); General
615 E. Michigan Street	Chief	since	Counsel/Controller, Steinhafels, Inc.
Milwaukee, WI 53202	Compliance	September	(September 1995 to February 2008).
	Officer and	2009.
AML Officer

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite	Vice President and Counsel, U.S. Bancorp Fund
(age 44, dob 4/16/1965)		term	Services, LLC (May 2006 to present); Senior
615 E. Michigan Street		since	Counsel, Wells Fargo Funds Management, LLC
Milwaukee, WI 53202		June	(May 2005 to May 2006); Senior Counsel, Strong
		2007.	Financial Corporation (January 2002 to April
2005).

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous portfolios managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment advisor with any other series.

(3)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-866-205-0523.

CAPITAL ADVISORS GROWTH FUND

ADDITIONAL INFORMATION

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-866-205-0523 to request individual copies of these documents.  Once the Fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

CAPITAL ADVISORS GROWTH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on December 10, 2009, the Board, including the persons who are Independent Trustees as defined under the Investment Company Act, considered and approved the continuance of the Advisory Agreement for the Capital Advisors Growth Fund with the Advisor for another annual term.  Prior to this meeting, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s continuance of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISOR UNDER THE ADVISORY AGREEMENT.  The Board considered the Advisor’s specific responsibilities in all aspects of day-to-day investment management of the Fund. The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund. The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, and the Advisor’s business continuity plan. The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss various marketing and compliance topics. The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

2.
THE FUND’S HISTORICAL YEAR-TO-DATE PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISOR.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Fund as of September 30, 2009 on both an absolute basis, and in comparison to its peer funds as classified by Lipper.

The Board noted that the Fund’s performance was above its peer group median and averages for the one-year, three-year, five-year and since

CAPITAL ADVISORS GROWTH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

inception returns but was below the median and average of its peer group for the year-to-date returns.

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISOR AND THE STRUCTURE OF THE ADVISOR’S FEE UNDER THE ADVISORY AGREEMENT.  In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to its peer funds and separate accounts for other types of clients advised by the Advisor, all expense waivers and reimbursements, as well as information regarding fee offsets for separate accounts invested in the Funds.

The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio for the Fund of 1.25% (the “Expense Cap”).  Additionally, the Board noted that the Fund’s total expense ratio was below its peer group median and average and the contractual advisory fee was above its peer group median and average, although the contractual advisory fee was below the fees charged by the Advisor to its other investment management clients.  The Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Cap, the net advisory fees received by the Advisor from the Fund during the most recent fiscal period was significantly below the peer group median and average.  As a result, the Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

4.
ECONOMIES OF SCALE.  The Board also considered that economies of scale would be expected to be realized as the assets of the Fund grow.  In this regard, the Board noted that the Advisor anticipated recognizing certain economies of scale if Fund assets should increase materially from current levels.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or pay for Fund expenses so that the Fund does not exceed a specified expense limitation, which was reduced during the year from 1.50% to 1.25% of the Fund’s average daily net assets.  The Board concluded that there were no effective economies of scale to be shared with the Fund at current asset levels, but indicated they would revisit this issue in the future as circumstances changed and asset levels increased.

5.
THE PROFITS TO BE REALIZED BY THE ADVISOR AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUND.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund.  The Board considered the profitability to the Advisor

CAPITAL ADVISORS GROWTH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

from its relationship with the Fund and considered any additional benefits derived by the Advisor from its relationship with the Fund, particularly benefits received in the form of Rule 12b-1 fees and the ability to use the Fund as a vehicle for its separate account business.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the Capital Advisors Growth Fund, but rather the Board based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangement with the Advisor, including the advisory fees, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement for the Capital Advisors Growth Fund would be in the best interest of the Fund and its shareholders.

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and/or

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

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Advisor
Capital Advisors, Inc.
2200 South Utica Place, Suite 150
Tulsa, Oklahoma 74114

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank N.A.
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-866-205-0523

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
75 East 55th Street
New York, New York 10022-3205

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Mr. Michael D. LeRoy is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2009	FYE 12/31/2008
Audit Fees	$15,500	$15,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2009	FYE 12/31/2008
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2009	FYE 12/31/2008
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*    /s/ Douglas G. Hess
Douglas G. Hess, President

Date     3/3/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Douglas G. Hess
Douglas G. Hess, President

Date     3/3/10

By (Signature and Title)*    /s/ Cheryl L. King
Cheryl L. King, Treasurer

Date     3/3/10

* Print the name and title of each signing officer under his or her signature.